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IMPORTANT: YOU WILL NOT BE ABLE TO EXERCISE THIS OPTION UNTIL YOU HAVE SIGNED
AND ACCEPTED THE TERMS OF THIS GRANT AGREEMENT.

                      [FOREIGN EMPLOYEE AMENDMENTS OMITTED]

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